UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2021
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CBRE GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-32205		94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

2100 McKinney Avenue
Suite 1250
Dallas, TX			75201
(Address of principal executive offices)			(Zip Code)
	(214)	979-6100
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)		Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”		New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.
Item 2.02  Results of Operations and Financial Condition
On October 28, 2021, the Company issued a press release reporting its financial results for the third quarter of 2021. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained herein, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1 *	Press Release of Financial Results for the Third Quarter of 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Furnished herewith.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 28, 2021	CBRE GROUP, INC.

	By:	/s/ MADELEINE BARBER
Madeleine Barber
Deputy Chief Financial Officer and Chief Accounting Officer